Exhibit 10.12

EXECUTION COPY
SECOND AMENDMENT
TO AMENDED AND RESTATED SENIOR SECURED REVOLVING
CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of April 19, 2024 (this “Amendment”), to the Existing Credit Agreement (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I) is among BLUE OWL CREDIT INCOME CORP. (f/k/a OWL ROCK CORE INCOME CORP.), a Maryland corporation (the “Borrower”), solely with respect to Section 4.9, the SUBSIDIARY GUARANTORS party hereto, CITIBANK, N.A., as a Lender (the “Subject Lender”), and SUMITOMO MITSUI BANKING CORPORATION, as Administrative Agent (the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders and Issuing Banks party thereto and the Administrative Agent are parties to the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of August 11, 2022, as amended by that certain First Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of November 2, 2023 (the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, as of the date hereof, immediately prior to the effectiveness of this Amendment, the Subject Lender is a “Non-Extending Lender” under and as defined in the Existing Credit Agreement;
WHEREAS, pursuant to Section 9.02(b) of the Existing Credit Agreement, the Existing Credit Agreement may be amended by the Borrower with the consent of the Administrative Agent and any Non-Extending Lender (but without the consent of the Required Lenders) for the sole purpose of extending the Commitments of such Non-Extending Lender so that such Non-Extending Lender becomes an Extending Lender under the Credit Agreement;
WHEREAS, the Borrower has requested that the Subject Lender and the Administrative Agent agree to amend the Existing Credit Agreement to extend the Commitments of the Subject Lender, and the Subject Lender and the Administrative Agent are willing to agree, on the terms and subject to the conditions hereinafter set forth, to the amendments set forth below and the other terms hereof; and
NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

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ARTICLE I

DEFINITIONS
SECTION I.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):
“Administrative Agent” is defined in the preamble.
“Amendment” is defined in the preamble.
“Borrower” is defined in the preamble.
“Credit Agreement” is defined in the first recital.
“Existing Credit Agreement” is defined in the first recital.
“Second Amendment Effective Date” is defined in Section 3.1.
SECTION I.1. Other Definitions. Capitalized terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.
ARTICLE II
AMENDMENT TO EXISTING CREDIT AGREEMENT
SECTION II.1. Subject to the occurrence of the Second Amendment Effective Date, the parties hereto hereby agree that Schedule I to the Existing Credit Agreement is amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Exhibit A hereto. The parties hereto hereby agree that, on and after the Second Amendment Effective Date, the Subject Lender shall be an “Extending Lender” for all purposes under the Credit Agreement and the other Loan Documents, all Commitments of the Subject Lender shall be available during the “Extended Availability Period”, and all Loans of the Subject Lender shall be “Extended Loans” maturing on the Extended Maturity Date.
ARTICLE III
CONDITIONS TO EFFECTIVENESS
SECTION III.1. Effective Date. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) when the Administrative Agent shall have received the following:

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(a)From each party hereto (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment, and
(b)evidence of the payment by the Borrower of any fees and expenses due and owing by the Borrower to the Lenders and the Administrative Agent as of the date hereof.
ARTICLE IV

MISCELLANEOUS
SECTION IV.1. Representations. The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) no Default or Event of Default has occurred and is continuing on the Second Amendment Effective Date either immediately before or after giving effect to this Amendment and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof or, as to any such representation or warranty that refers to a specific date, as of such specific date.
SECTION IV.2. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.
SECTION IV.3. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article IX thereof.
SECTION IV.4. Successors and Assigns. The provisions of this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void).
SECTION IV.5. Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic communication (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution”, “execute”, “signed”, “signature” and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching

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of assignment terms and contract formations on electronic platforms approved by the Administrative Agent (and, for the avoidance of doubt, electronic signatures utilizing the DocuSign platform shall be deemed approved), or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION IV.6. Governing Law. This Amendment and the other Loan Documents (except, as to any other Loan Document, as expressly set forth therein) and any claim, controversy, dispute, proceeding or cause of action (whether in contract, tort or otherwise and whether at law or in equity) based upon or arising out of this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be construed in accordance with and governed by the law of the State of New York.
SECTION IV.7. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND WHETHER AT LAW OR IN EQUITY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.7.
SECTION IV.8. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. This Amendment does not constitute a novation or termination of the Credit Agreement Obligations (as defined in the Guarantee and Security Agreement) under the Existing Credit Agreement as in effect immediately prior to the effectiveness of this Amendment and which remain outstanding. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other terms or provisions of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference

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in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as modified hereby.
SECTION IV.9. Reaffirmation. Each of the Borrower and each Subsidiary Guarantor executing this Amendment solely with respect to this Section 4.9 hereby (i) consents to the terms of this Amendment and the Credit Agreement, and (ii) reaffirms, ratifies and confirms that, after giving effect to this Amendment and the transactions contemplated hereby, the Liens and other security interests granted by the Obligors pursuant to, and the terms and conditions of, the Guarantee and Security Agreement remain unaltered and in full force and effect and secure the Secured Obligations as amended hereby. Each Subsidiary Guarantor executing this Amendment solely with respect to this Section 4.9 hereby confirms that, after giving effect to this Amendment and the transactions contemplated hereby, its Guarantee under the Guarantee and Security Agreement remains unaltered and in full force and effect and continue to guarantee the Guaranteed Obligations (as defined in the Guarantee and Security Agreement) as amended hereby.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

    BLUE OWL CREDIT INCOME CORP., as Borrower
By:
Name:
Title:

        Signature Page to Second Amendment

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        Signature Page to Second Amendment

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    SUMITOMO MITSUI BANKING CORPORATION, as Administrative Agent
By:
Name:
Title:

        Signature Page to Second Amendment

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CITIBANK, N.A., as a Lender
By:
Name:
Title:

        Signature Page to Second Amendment

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Agreed and acknowledged solely with respect to Section 4.9
ORCIC AH LLC

By: Blue Owl Credit Income Corp., its Sole Member

By:
Name:
Title:
ORCIC BC 2 LLC

By: Blue Owl Credit Income Corp., its Sole Member

By:
Name:
Title:
ORCIC BC 3 LLC

By: Blue Owl Credit Income Corp., its Sole Member

By:
Name:
Title:

ORCIC BC 4 LLC

By: Blue Owl Credit Income Corp., its Sole Member

By:
Name:
Title:

        Signature Page to Second Amendment

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ORCIC BC 5 LLC

By: Blue Owl Credit Income Corp., its Sole Member

By:
Name:
Title:

ORCIC BC 6 LLC

By: Blue Owl Credit Income Corp., its Sole Member

By:
Name:
Title:

ORCIC BC 7 LLC

By: Blue Owl Credit Income Corp., its Sole Member

By:
Name:
Title:

ORCIC BC 8 LLC

By: Blue Owl Credit Income Corp., its Sole Member

By:
Name:
Title:

        Signature Page to Second Amendment

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ORCIC AAM RH LLC

By: Blue Owl Credit Income Corp., its Sole Member

By:
Name:
Title:

ORCIC AAM LLC

By: Blue Owl Credit Income Corp., its Sole Member

By:
Name:
Title:

ORCIC FSI LLC

By: Blue Owl Credit Income Corp., its Sole Member

By:
Name:
Title:

ORCIC BC 13 LLC

By: Blue Owl Credit Income Corp., its Sole Member

By:
Name:
Title:

        Signature Page to Second Amendment

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ORCIC BC 14 LLC

By: Blue Owl Credit Income Corp., its Sole Member

By:
Name:
Title:

ORCIC BC 15 LLC

By: Blue Owl Credit Income Corp., its Sole Member

By:
Name:
Title:

OR LENDING IC LLC

By: Blue Owl Credit Income Corp., its Sole Member

By:
Name:
Title:

ORCIC PCF LLC

By: Blue Owl Credit Income Corp., its Sole Member

By:
Name:
Title:
        Signature Page to Second Amendment

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EXHIBIT A
Amendments to Schedule I to Existing Credit Agreement
[See attached]

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